UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CME GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

You received this email because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the internet. You may have given this consent during a prior vote at ProxyVote.com.

PLEASE NOTE: If you own multiple classes of B shares, you will receive separate emails to vote for each class.

Important Notice Regarding the Availability of Proxy Materials

CME GROUP INC. Special Meeting of Shareholders

MEETING DATE: November 5, 2018

RECORD DATE: September 6, 2018

SHARES: 123,456,789,012.000000

CONTROL NUMBER: 0123456789012345

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of CLASS B-3 common stock of CME GROUP INC. for the upcoming Special Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY 10:59 P.M. Central Time on November 2, 2018.

VOTE BY INTERNET—https://www.proxyvote.com/00123456789012345

You can enter your voting instructions and view the shareholder material at the internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

–	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

–	If you have forgotten your PIN number, please follow the instructions on https://www.proxyvote.com/00123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on November 2, 2018.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central Time on November 2, 2018.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click on the URL address below:

http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentation can be found at the following internet site(s):

Proxy Statement

http://materials.proxyvote.com/unavailable

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is: M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about ProxyVote.com.

(Include the original text and subject line of this message for identification purposes).

AOL users: Please highlight the entire message before clicking the reply button.

You received this email because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the internet. You may have given this consent during a prior vote at ProxyVote.com.

PLEASE NOTE: If you own multiple classes of B shares, you will receive separate emails to vote for each class.

Important Notice Regarding the Availability of Proxy Materials

CME GROUP INC. Special Meeting of Shareholders

MEETING DATE: November 5, 2018

RECORD DATE: September 6, 2018

SHARES: 123,456,789,012.000000

CONTROL NUMBER: 0123456789012345

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of CLASS B-4 common stock of CME GROUP INC. for the upcoming Special Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY 10:59 P.M. Central Time on November 2, 2018.

VOTE BY INTERNET—https://www.proxyvote.com/00123456789012345

You can enter your voting instructions and view the shareholder material at the internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

–	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

–	If you have forgotten your PIN number, please follow the instructions on https://www.proxyvote.com/00123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on November 2, 2018.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central Time on November 2, 2018.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click on the URL address below:

http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentation can be found at the following internet site(s):

Proxy Statement

http://materials.proxyvote.com/unavailable

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is: M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about ProxyVote.com.

(Include the original text and subject line of this message for identification purposes).

AOL users: Please highlight the entire message before clicking the reply button.

You received this email because our records show that (1) you are an employee of CME GROUP INC. with shares of Class A common stock resulting from CME Group’s Equity Program and who has regular access to the company’s e-mail in the ordinary course of performing your duties and are expected to log-on to e-mail routinely to receive communications, or (2) you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the internet. You may have given this consent during a prior vote at ProxyVote.com.

Important Notice Regarding the Availability of Proxy Materials

CME GROUP INC. Special Meeting of Shareholders

MEETING DATE: November 5, 2018

RECORD DATE: September 6, 2018

CUSIP NUMBER: 12572Q105

This e-mail represents all shares in the following account(s).

NAME
CME GROUP INC-COMMON	123,456,789,012.00000
CME GROUP INC. VESTED SHARES	123,456,789,012.00000
CME GROUP INC. UNVESTED SHARES	123,456,789,012.00000
CME GROUP INC	123,456,789,012.00000
CME GROUP INC	123,456,789,012.00000
CME GROUP	123,456,789,012.00000
CME GROUP INC.	123,456,789,012.00000
CME GROUP INC.	123,456,789,012.00000

CONTROL NUMBER: 0123456789012345

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of CLASS A common stock of CME GROUP INC. for the upcoming Special Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY 10:59 P.M. Central Time on November 2, 2018.

VOTE BY INTERNET—https://www.proxyvote.com/00123456789012345

You can enter your voting instructions and view the shareholder material at the internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

–	If you are an employee of CME Group Inc., your PIN is the last four digits of your Social Security number.

–	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

–	If you have forgotten your PIN number, please follow the instructions on https://www.proxyvote.com/00123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on November 2, 2018.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central Time on November 2, 2018.

The relevant supporting documentation can be found at the following internet site(s):

Proxy Statement

http://materials.proxyvote.com/unavailable

If you are an employee and were enrolled for electronic delivery by CME GROUP INC. and still wish to receive hard copies of these materials, you may choose one of the following methods to make your request:

1)	By Internet: https://www.proxyvote.com/00123456789012345

2)	By Telephone: 1-800-579-1639

3)	By E-mail: sendmaterial@proxyvote.com

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is: M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about ProxyVote.com.

(Include the original text and subject line of this message for identification purposes).

AOL users: Please highlight the entire message before clicking the reply button.

You received this email because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the internet. You may have given this consent during a prior vote at ProxyVote.com.

PLEASE NOTE: If you own multiple classes of B shares, you will receive separate emails to vote for each class.

Important Notice Regarding the Availability of Proxy Materials

CME GROUP INC. Special Meeting of Shareholders

MEETING DATE: November 5, 2018

RECORD DATE: September 6, 2018

SHARES: 123,456,789,012.000000

CONTROL NUMBER: 0123456789012345

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of CLASS B-1 common stock of CME GROUP INC. for the upcoming Special Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY 10:59 P.M. Central Time on November 2, 2018.

VOTE BY INTERNET—https://www.proxyvote.com/00123456789012345

You can enter your voting instructions and view the shareholder material at the internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

–	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

–	If you have forgotten your PIN number, please follow the instructions on https://www.proxyvote.com/00123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on November 2, 2018.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central Time on November 2, 2018.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click on the URL address below:

http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentation can be found at the following internet site(s):

Proxy Statement

http://materials.proxyvote.com/unavailable

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is: M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about ProxyVote.com.

(Include the original text and subject line of this message for identification purposes).

AOL users: Please highlight the entire message before clicking the reply button.

You received this email because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the internet. You may have given this consent during a prior vote at ProxyVote.com.

PLEASE NOTE: If you own multiple classes of B shares, you will receive separate emails to vote for each class.

Important Notice Regarding the Availability of Proxy Materials

CME GROUP INC. Special Meeting of Shareholders

MEETING DATE: November 5, 2018

RECORD DATE: September 6, 2018

SHARES: 123,456,789,012.000000

CONTROL NUMBER: 0123456789012345

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of CLASS B-2 common stock of CME GROUP INC. for the upcoming Special Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY 10:59 P.M. Central Time on November 2, 2018.

VOTE BY INTERNET—https://www.proxyvote.com/00123456789012345

You can enter your voting instructions and view the shareholder material at the internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

–	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

–	If you have forgotten your PIN number, please follow the instructions on https://www.proxyvote.com/00123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on November 2, 2018.

VOTE BY PHONE—1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 10:59 p.m. Central Time on November 2, 2018.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click on the URL address below:

http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentation can be found at the following internet site(s):

Proxy Statement

http://materials.proxyvote.com/unavailable

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is: M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about ProxyVote.com.

(Include the original text and subject line of this message for identification purposes).

AOL users: Please highlight the entire message before clicking the reply button.